Exhibit 10.1

CONFORMED AS EXECUTED

FIRST AMENDMENT

FIRST AMENDMENT (this “First Amendment”), dated as of February 22, 2005, among Nash-Finch Company, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders (the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agents and the Administrative Agent have entered into that certain Credit Agreement, dated as of November 12, 2004 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I.                      Amendments to the Credit Agreement:

1.             Section 4.02(c) of the Credit Agreement is hereby amended by (i) inserting the text “First Amendment” immediately prior to the text “Effective Date” appearing in said Section and (ii) inserting the following text immediately after the text “Sections 4.02(g) and (h)” appearing in said Section:

“; provided that notwithstanding anything to the contrary contained in this Section 4.02(c), (i) to the extent that the Borrower has elected pursuant to Section 10.04(vi) to incur Indebtedness under the Second-Lien Loan Documents, an amount equal to 100% of the Net Debt Proceeds from any issuance of the Convertible Subordinated Notes shall be required to be applied as a mandatory repayment of all outstanding Indebtedness incurred pursuant to the Second-Lien Loan Documents in accordance with the terms thereof and (ii) to the extent that the Borrower has not elected pursuant to Section 10.04 to incur Indebtedness under the Second-Lien Loan Documents and the Net Debt Proceeds of the Convertible Subordinated Notes have not been applied to finance, in part, the Marble Acquisition by the date set forth in clause (K)(x)(i) of Section 10.04(ix), an amount equal to 100% of the Net Debt Proceeds of the Convertible Subordinated Notes shall be applied on such date as a mandatory repayment of outstanding Term Loans in accordance with the requirements of Sections 4.02(g) and (h).”

2.             Section 8.13 of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately after the text “except for” appearing in the second sentence of said Section and (ii) inserting the text “and (y) the Convertible Subordinated Notes (which may be exchanged for shares of the Borrower’s common stock in accordance with the terms of the

Convertible Subordinated Note Indenture and the terms of this Agreement)” immediately after the text “compensation plan” appearing at the end of the second sentence of said Section.

3.             Section 9.14(a)(vii) of the Credit Agreement is hereby amended by (i) inserting the text “(x) except as otherwise provided in clause (y) below, “ immediately prior to the text “the Aggregate Consideration for all Permitted Acquisitions consummated during any fiscal year” and (ii) inserting the text “and (y) the Aggregate Consideration for the Marble Acquisition shall not exceed $240,000,000 (subject to post-closing purchase price adjustments in accordance with the terms of the Marble Acquisition Agreement)” immediately before the semi-colon appearing at the end of said Section.

4.             Section 9.14(a)(viii) of the Credit Agreement is hereby amended by deleting the text “is otherwise permitted pursuant to Section 10.04(x)” and inserting the text “is otherwise permitted pursuant to Section 10.04(ix) or (x) “ in lieu thereof.

5.             Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xvii) appearing in said Section, (ii) deleting the period appearing at the end of clause (xviii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xix) immediately after clause (xviii) of said Section:

“(xix)       if, and only if the Borrower elects, pursuant to Section 10.04(vi), to enter into the Second-Lien Loan Documents, “silent second-priority” Liens granted in favor of the collateral agent and lenders under the Second-Lien Loan Documents on assets (and only on those assets) of the Borrower and the Subsidiary Guarantors which secure (and on which Liens have been granted pursuant to the Credit Documents to secure) the Obligations of the Borrower (or the guarantees of such Obligations by the Subsidiary Guarantors) and are expressly subject (and subordinate) to the Liens on such assets granted (or purported to be granted) pursuant to any then existing, or any later executed, Credit Documents; provided that (x) an intercreditor agreement, in form and substance reasonably satisfactory to the Administrative Agent, shall be required to be entered into concurrently with the entering into of the Second-Lien Loan Documents with the collateral agent on behalf of the lenders under Second-Lien Loan Documents, which intercreditor agreement (any such intercreditor agreement being herein called an “Intercreditor Agreement”) shall contain, among other things, Lien subordination provisions, limitations on the exercise of remedies with respect to the collateral, limitations on certain rights of the lenders under the Second-Lien Loan Documents as secured creditors (both in and out of any bankruptcy context) and such other provisions as the Administrative Agent may reasonably determine is necessary or desirable in connection therewith and (y) the Administrative Agent shall have received (1) from the general counsel of the Borrower, an opinion addressed to each Agent and each of the Lenders covering general corporate matters as the Administrative Agent may reasonably request and (2) from Shearman & Sterling LLP, special counsel to the Credit Parties, an opinion addressed to each Agent and each of the Lenders covering enforceability of any Intercreditor Agreement and such other matters incident to the transactions contemplated by the Second-Lien Loan Documents as the Administrative Agent may reasonably request.”

6.             Section 10.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xvii) appearing in said Section, (ii) deleting the period appearing at the end of clause (xviii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xix) immediately after clause (xviii) of said Section:

“(xix)  on or after the Preliminary Effective Date, the Borrower may enter into a definitive asset purchase agreement with a seller previously identified to the Administrative Agent and designated with the code-name “Marble” (such seller, “Marble”) in respect of the Marble Acquisition (the “Marble Acquisition Agreement”); provided that (i) the Marble Acquisition Agreement is in form and substance reasonably satisfactory to the Administrative Agent and (ii) the Marble Acquisition may not be consummated, and shall not constitute a Permitted Acquisition, in each case, unless (1) each of the material conditions precedent to the consummation of the Marble Acquisition as set forth in the Marble Acquisition Agreement shall have been satisfied (or waived with the consent of the Administrative Agent, which consent shall not be unreasonably withheld), (2) there shall have been delivered to the Administrative Agent true and correct copies of the Marble Acquisition Agreement and all other agreements and documents to be entered into, or to be delivered in connection with the Marble Acquisition Agreement (collectively, the “Marble Acquisition Documents”), certified as such by an Authorized Officer of the Borrower, and the Marble Acquisition Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be in full force and effect (other than immaterial documents which the Administrative Agent may reasonably approve), (3) the Marble Acquisition Documents shall not have been amended in any material respect adverse to the Administrative Agent or the Lenders without the consent of the Administrative Agent and (4) the First Amendment Effective Date shall have occurred.”

7.             Section 10.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (vi) appearing in said Section, (ii) deleting the period appearing at the end of clause (vii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (viii) immediately after clause (vii) of said Section:

“(viii) on the terms and conditions provided in the Convertible Subordinated Note Indenture, the Borrower may make cash payments to holders of the Convertible Subordinated Notes after the election of any such holder to convert Convertible Subordinated Notes held by it upon certain increases in the value of the Borrower’s common stock; provided that, if any Revolving Loans are used to make any such cash payments the Borrower shall be in compliance with each of the Financial Covenants on a Pro Forma Basis after giving effect to the incurrence of such Revolving Loans and the application of the proceeds thereof.”

8.             Section 10.04(vi) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 10.04(vi) in lieu thereof:

“(vi)        if, and only if the Borrower has not issued the Convertible Subordinated Notes, Indebtedness of the Borrower under the Second-Lien Loan Agreement and the other Second-Lien Loan Documents and of the Subsidiary Guarantors under guarantees of the obligations of the Borrower under the Second-Lien Loan Documents, in an aggregate principal amount (without duplication in the case of such guaranteed amounts) not in excess of $150,000,000 on the date such Indebtedness is incurred by the Borrower, so long as (A) such Indebtedness is incurred in accordance with the requirements of the definition of “Second-Lien Loan Agreement” appearing in Section 12.01 of this Agreement, (B) 100% the Net Debt Proceeds from any such Indebtedness are applied within 5 days of the incurrence of such Indebtedness to finance, in part, the Marble Acquisition, (C) the Liens securing the Indebtedness under the Second-Lien Loan Documents shall meet the requirements of Section 10.01(xix) and all actions required to be taken in accordance therewith shall have been taken (including, without limitation, the entering into of the Intercreditor Agreement), in each case, to the reasonable satisfaction of the Administrative Agent, (D) at the time of, and immediately after giving effect to, any incurrence of Indebtedness under the Second-Lien Loan Documents, no Default or Event of Default shall be in existence and (E) the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower’s Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that the Borrower and its Subsidiaries shall be in compliance with the Financial Covenants on a Pro Forma Basis after giving effect to the incurrence of Indebtedness under the Second-Lien Loan Documents and the application of the proceeds thereof on the date such Indebtedness is incurred.”

9.             Section 10.04(ix) of the Credit Agreement is hereby amended by (i) inserting the following text at the end of sub-clause (C) of said Section:

 “; provided that the Convertible Subordinated Notes may include (x) mandatory redemption and/or repurchase provisions so long as no such mandatory redemption and/or repurchase provision is exercisable by the holders of the Convertible Subordinated Notes prior to the eight year anniversary of the issuance of the Convertible Subordinated Notes and (y) provisions affording the holders of the Convertible Subordinated Notes the right to receive cash payments upon the election of such holders to convert their Convertible Subordinated Notes upon the occurrence of certain increases in the value of the Borrower’s common stock, the Borrower’s issuance of rights to purchase its common stock at less than the then current market price thereof or certain distributions by the Borrower of assets, debt securities or rights to purchase its securities”,

(ii) deleting the word “and” appearing immediately before sub-clause (J) of said Section and inserting a comma (“,”) in lieu thereof and (iii) inserting the following text immediately after sub-clause (J) of said Section:

“and (K) in the case of any Permitted Subordinated Debt evidenced by the Convertible Subordinated Notes, (x) the Net Debt Proceeds of such Permitted Subordinated Debt shall be applied (i) by June 30, 2005 to finance, in part, the Marble Acquisition or to repay Term Loans in accordance with Section 4.02(c) or (ii) to the extent the Marble Acquisition has been consummated prior to the issuance of the Convertible Subordinated Notes and any Indebtedness under the Second-Lien Loan Documents is outstanding at the time of the issuance of the Convertible Subordinated Notes, as a mandatory repayment of all such Indebtedness in accordance with the proviso of Section 4.02(c) (with any amounts in excess of those required to be applied pursuant to clause (ii) above to be retained by the Borrower) and (y) the aggregate amount of Indebtedness under the Convertible Subordinated Notes does not at any time exceed $175,000,000 plus the aggregate amount of accreted original issue discount in respect of the Convertible Subordinated Notes at such time.”

10.           Section 10.05(ii) of the Credit Agreement is hereby amended by inserting the text “except for the (x) Net Debt Proceeds received from the issuance of the Convertible Subordinated Notes (to the extent permitted to be held pursuant to clause (K) of Section 10.04(ix)) and (y) the Net Debt Proceeds from the incurrence of loans pursuant to the Second-Lien Loan Agreement (to the extent permitted to be held pursuant to clause (B) of Section 10.04(vi)),”  immediately after the text “; provided that” appearing in said Section.

11.           Section 10.12(i) of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing immediately after sub-clause (B) of said Section and inserting a comma (“,”) in lieu thereof, (ii) inserting the following text immediately after the text “Permitted Subordinated Debt” appearing in sub-clause (C) of such Section:

“; provided that (i) outstanding Permitted Subordinated Debt may be refinanced with new issuances of Permitted Subordinated Debt and (ii) on the terms and conditions provided in the Convertible Subordinated Note Indenture, the Convertible Subordinated Notes may be converted into cash and/or common stock of the Borrower at the option of holders thereof upon certain increases in value of the Borrower’s common stock (although if any Revolving Loans are to be incurred to finance any such conversion, the Borrower shall be in compliance with each of the Financial Covenants on a Pro Forma Basis after giving effect to the incurrence of such Revolving Loans and the application of the proceeds thereof);”

and (iii) inserting the text “or (D) any Indebtedness evidenced by any Second-Lien Loan Document; provided that the Indebtedness under the Second-Lien Loan Documents may be repaid in full with the proceeds of Permitted Subordinated Debt (including, without limitation, the Convertible Subordinated Notes)” immediately following sub-clause (C) of said Section.

12.           Section 10.12(ii) of the Credit Agreement is hereby amended by inserting the text “, any Second-Lien Loan Document (except as expressly set forth in the Intercreditor Agreement)” immediately after the text “Existing Senior Subordinated Note Document” appearing in said Section.

13.           Section 10.13 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately before clause (xi) of said Section and inserting a comma (“,”) in lieu thereof and (ii) inserting the text “and (xii) the Second-Lien Loan Documents” immediately after clause (xi) of said Section.

14.           Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.20 immediately after Section 10.19 thereof:

“10.20  Limitations on Specified Corporate Transactions Relating to the Convertible Subordinated Note Indenture.  The Borrower will not distribute to the holders of its common stock (i) any rights entitling such holders to purchase the Borrower’s common stock at less than the then current market price thereof or (ii) any of the Borrower’s assets, debt securities or rights to purchase the Borrower’s securities, in any such case if such action would give rise to the right of the holders of the Convertible Subordinated Notes to convert the Convertible Subordinated Notes into cash (or would require any cash payment to be made by the Borrower in connection with such conversion).”

15.           Section 11 of the Credit Agreement is hereby amended by (i) adding the word “or” immediately at the end of Section 11.10 and (ii) inserting the following new Section 11.11 immediately after Section 11.10 thereof:

“11.11     Intercreditor Agreement.  After the execution and delivery thereof and prior to the termination thereof in accordance with the terms of such Intercreditor Agreement, any Intercreditor Agreement or any provision thereof shall cease to be in full force and effect, or any Lien securing or purporting to secure Indebtedness or other obligations owing under the Second-Lien Loan Documents shall, for any reason, cease to be subordinated to the Liens created under the Security Documents securing (or purporting to secure) the obligations described therein (including, without limitation, the Obligations under this Agreement);”

16.           The definition of “Credit Documents” appearing in Section 12.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately before the text “each Security Document” and inserting a comma (“,”) in lieu thereof and (ii) inserting the text “and, until the termination thereof in accordance with its terms, any Intercreditor Agreement” immediately preceding the period at the end of said definition.

17.           The definition of “Material Permitted Acquisition” appearing in Section 12.01 of the Credit Agreement is hereby amended by inserting the text “(including, without limitation, the Marble Acquisition)” immediately after the first instance of the text “Permitted Acquisition” appearing in said definition.

18.           The definition of “Permitted Acquisition” appearing in Section 12.01 of the Credit Agreement is hereby amended by (i) deleting the text “Section 10.04(x)” appearing in clause (A) of said definition and inserting the text “Section 10.04(ix) or (x)” in lieu thereof and (ii) deleting the last sentence thereof in its entirety and inserting the following new sentence in lieu thereof:

“Notwithstanding anything to the contrary contained in the immediately preceding sentence, (x) an acquisition which does not otherwise meet the requirements set forth above in the definition of “Permitted Acquisition” shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing, prior to the consummation thereof, that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement and (y) on and after the First Amendment Effective Date, the Marble Acquisition shall constitute a Permitted Acquisition for purposes of this Agreement; provided that such acquisition is consummated in accordance with Section 9.14 and Section 10.02(xix).”

19.           The definition of “Permitted Subordinated Debt” appearing in Section 12.01 of the Credit Agreement is hereby amended by inserting the text “(including, without limitation, the Convertible Subordinated Notes)” immediately after the text “unsecured subordinated debt securities” appearing in said definition.

20.           Section 12.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“Convertible Subordinated Note Documents” shall mean the Convertible Subordinated Note Indenture and all other documents executed and delivered with respect to the Convertible Subordinated Notes and the Convertible Subordinated Note Indenture, as in effect on the date of the issuance of the Convertible Subordinated Notes and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Convertible Subordinated Note Indenture” shall mean that certain Indenture, among the Borrower and the Trustee thereunder, as in effect on the date of the issuance of the Convertible Subordinated Notes and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Convertible Subordinated Notes” shall mean the Borrower’s convertible debt securities issued pursuant to the Convertible Subordinated Note Indenture (which for the avoidance of doubt shall constitute “Permitted Subordinated Debt” to the extent issued in accordance with the definition thereof and Section 10.04(ix), in each case as amended by the First Amendment).

“First Amendment” shall mean the First Amendment to this Agreement, dated as of February 23, 2005, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Intercreditor Agreement” shall have the meaning provided in Section 10.01(xix).

“Preliminary Effective Date” shall have the meaning provided in the First Amendment.

“Marble” shall have the meaning provided in Section 10.02(xix).

“Marble Acquisition” shall mean the acquisition of assets from Marble consisting of, with certain exceptions, all of the assets relating to (i) two wholesale food and non-food distribution centers owned by Marble or certain of its subsidiaries (the “Marble Distribution Centers”) and the wholesale food and non-food distribution business conducted by Marble and/or certain of its subsidiaries out of the Marble Distribution Centers and an additional leased warehouse, in each case, as further described in the Marble Acquisition Agreement, (ii) two retail grocery stores leased by Marble and/or its affiliates and the retail grocery business conducted therefrom, in each case, as further described in the Marble Acquisition Agreement and (iii) the general merchandise and health and beauty care products distribution business of Marble involving customers of the Marble Distribution Centers, as further described in the Marble Acquisition Agreement.

“Marble Acquisition Agreement” shall have the meaning provided in Section 10.02(xix).

“Marble Acquisition Documents” shall have the meaning provided in Section 10.02(xix).

“Marble Distribution Centers” shall have the meaning provided in the definition of Marble Acquisition.

“Second-Lien Loan Agreement” shall mean the credit agreement governing any loans or other extensions of credit incurred pursuant to Section 10.04(vi) which credit agreement shall be in form and substance reasonably satisfactory to the Administrative Agent, as in effect on the date such credit agreement is entered into by the parties thereto and as same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Second-Lien Loan Documents” shall mean the Second-Lien Loan Agreement, any Intercreditor Agreement and each other agreement, note, guaranty or security document entered in connection with, or evidencing, any Indebtedness incurred pursuant to Section 10.04(vi), in each case, in form and substance reasonably satisfactory to the Administrative Agent and as in effect on the date each of the respective agreements, notes, guaranties or security documents are entered into by the parties thereto and as same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

21.           Section 14 of the Credit Agreement is hereby amended by inserting the following new Section 14.19 immediately after Section 14.18 thereof:

“14.19  Intercreditor Agreement; Etc.  Each Lender and each other Secured Creditor hereby agrees that (i) the Administrative Agent, the Collateral Agent, the Borrower and the Subsidiary Guarantors shall be permitted to (and are hereby authorized to) enter into amendments (and/or amend and restate) the Security Documents and/or enter into new additional Security Documents, in each case to provide for a “silent second priority” security interest in the Collateral to be granted in favor of the collateral agent under the Second-Lien Loan Documents for its benefit and for the benefit of the lenders thereunder, (ii) the Collateral Agent and the Administrative Agent are hereby authorized to enter into any Intercreditor Agreement (in form and substance reasonably satisfactory to the Administrative Agent) as agent for the Secured Creditors, as contemplated by Section 10.04(vi), and to take such other actions in connection therewith as are deemed reasonably necessary or appropriate by the Administrative Agent and the Collateral Agent, (iii) the Administrative Agent and the Collateral Agent are hereby authorized to execute and deliver any additional documentation that may be necessary or desirable in the discretion of the Administrative Agent and/or Collateral Agent in connection with the transactions contemplated by the First Amendment and (iv) neither the Administrative Agent nor the Collateral Agent shall be liable to such Lender or Secured Creditor, as the case may be, for any action taken pursuant to this Section 14.19 absent gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

II.                    Miscellaneous Provisions:

1.             In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that, both before and after giving effect to this First Amendment, (x) no Default or Event of Default exists on the Preliminary Effective Date or the First Amendment Effective Date (as defined below) and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on the Preliminary Effective Date and the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (is being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document, and the Administrative Agent and the Lenders hereby reserve all of their rights and remedies otherwise available to them under the Credit Agreement, the Credit Documents and applicable law.

3.             This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This First Amendment shall become effective as to the amendments contained in Section I.6 of this First Amendment on the date (the “Preliminary Effective Date”) when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

6.             This First Amendment shall become effective as to all amendments contained in Article I of this First Amendment (other than Section I.6 of this First Amendment which shall become effective as provided in Section II.5 of this First Amendment) on the date (the “First Amendment Effective Date”) when:

(i)            the Preliminary Effective Date shall have occurred;

(ii)           the Marble Acquisition Agreement (as defined in Section I.6 of this First Amendment) shall have been duly executed and delivered by the parties thereto;

(iii)          if the Convertible Subordinated Notes (as defined in Section I.20 of this First Amendment) are to be issued to (1) finance, in part, the Marble Acquisition (as defined in Section I.20 of this First Amendment) or (2) to repay Term Loans in accordance with Section 4.02(c) of the Credit Agreement (as in effect after giving effect to this First Amendment), the Borrower shall have delivered true and correct copies of the Convertible Subordinated Note Documents (as defined in Section I.20 of this First Amendment), certified as such by an Authorized Officer of the Borrower and the Convertible Subordinated Note Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be in full force and effect (other than immaterial documents which the Administrative Agent may reasonably approve);

(iv)          if loans under the Second-Lien Loan Documents (as defined in Section I.20 of this First Amendment) are to be incurred to finance, in part, the Marble Acquisition, the Borrower shall have delivered true and correct copies of the Second-Lien Loan Documents (as defined in Section I.20 of this First Amendment), certified as such by an Authorized Officer of the Borrower and the Second-Lien Loan Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be in full force and effect (other than immaterial documents which the Administrative Agent shall reasonably approve); and

(v)           the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP) payable to the Administrative Agent to the extent then due.

7.             Notwithstanding anything to the contrary contained in this First Amendment (or in the Credit Agreement after giving effect to this First Amendment), the parties hereto agree that the agreements, amendments, waivers, consents and modifications made to, or in respect of, the Credit Agreement hereunder pursuant to Article I of this Amendment (other than Section 5 of such Article) shall be rescinded and of no further force and effect on June 30, 2005, unless on or prior to such date (x) the Marble Acquisition has been consummated or (y) the Convertible Notes shall have been issued and the Net Debt Proceeds thereof have been applied to repay Term Loans in accordance with Section 4.02(c) (as in effect after giving effect to this First Amendment).

8.             From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

NASH-FINCH COMPANY

By:	/s/ LeAnne M. Stewart
Title: Senior Vice President and Chief
Financial Officer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, Individually and as
Administrative Agent

By:	/s/ Scottye Lindsey
Title: Director

By:	/s/ Carin Keegan
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert M. Kadlick
Title: Duly Authorized Signatory

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Michael Johns
Title: Vice-President

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

NATIONAL CITY BANK

By:	/s/ Patrick M. Pastore
Title: Senior Vice President

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., “RABOBANK
INTERNATIONAL”, NEW YORK
BRANCH

By:	/s/ Ivan Rodriguez
Title: Vice President

By:	/s/ Brett Delfino
Title: Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kent A. Paulson
Title: Vice President

GRAYSON & CO
By: Boston Management and Research as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II
By: Four Corners Capital Management,
LLC As Sub-Adviser

By:	/s/ Vijay Srinivasan
Title: Assistant Vice President

FORTRESS PORTFOLIO TRUST
By: Four Corners Capital Management,
LLC As Investment Manager

By:	/s/ Vijay Srinivasan
Title: Assistant Vice President

FOUR CORNERS CLO 2005-1, LTD.
By: Four Corners Capital Management,
LLC As Collateral Manager

By:	/s/ Vijay Srinivasan
Title: Assistant Vice President

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

SEMINOLE FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

EATON VANCE INSTITUTIONAL
SENIOR LOAN FUND
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

CONSTANTINUS EATON VANCE CDO
V, LTD.
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

EATON VANCE CDO VI LTD.
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

THE NORINCHUKIN BANK, NEW
YORK BRANCH, through State Street
Bank and Trust Company N.A. as
Fiduciary Custodian
By: Eaton Vance Management Attorney-
in-fact

By:	/s/ Michael B. Botthof
Title: Vice President

EATON VANCE CDO III, LTD.
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

TOLLI & CO.
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING RATE
INCOME FUND
By: Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured
Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured
Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured
Management, Inc. As Investment Advisor

By:	/s/ Scott Baskind
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured
Management, Inc. As Investment Adviser

By:	/s/ Scott Baskind
Title: Authorized Signatory

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

AIM FLOATING RATE FUND
By: INVESCO Senior Secured
Management, Inc. As Sub-Adviser

By:	/s/ Scott Baskind
Title: Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Secured
Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

LOAN FUNDING IX LLC, for itself or as
agent for Corporate Loan Funding IX
LLC
By: INVESCO Senior Secured
Management, Inc. As Portfolio Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured
Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

[Signature Page to First Amendment to Nash-Finch Credit Agreement]

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured
Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured
Management, Inc. As Asset Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

LA SALLE BANK N.A.

By:	/s/ Ward Nixon
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI,
LTD., CHICAGO BRANCH

By:	/s/ Patrick McCue
Title: Vice President & Manager

[Signature Page to First Amendment to Nash-Finch Credit Agreement]